OPPENHEIMER
Intermediate Tax-Exempt Fund

   Prospectus dated August 29, 1995, Revised September 11, 1995


Oppenheimer Intermediate Tax-Exempt Fund (the "Fund") is a series of Oppenheimer Tax-Exempt Fund. The Fund has the investment objective of seeking a high level of current income exempt from Federal income tax. The Fund will, under normal market conditions, invest at least 80% of its total assets in investment-grade Municipal Securities. See "Investment Objective and Policies."

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the August 29, 1995 Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                                                      OppenheimerFunds logo

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


          A B O U T  T H E  F U N D

3         Expenses

5         Overview of the Fund

7         Financial Highlights

10        Investment Objective and Policies

17        How the Fund is Managed

18        Performance of the Fund



          A B O U T  Y O U R  A C C O U N T

22        How to Buy Shares
          Class A Shares
          Class B Shares
          Class C Shares

32        Special Investor Services
          AccountLink
          Automatic Withdrawal and Exchange Plans
          Reinvestment Privilege

34        How to Sell Shares
          By Mail
          By Telephone
          Checkwriting

36        How to Exchange Shares

37        Shareholder Account Rules and Policies

39        Dividends, Capital Gains and Taxes

A B O U T  T H E  F U N D

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will expect to bear indirectly.

      Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," from pages 22 through 32, for an explanation of how and when these charges apply.

                            Class A    Class B              Class C
                            Shares     Shares               Shares
-------------------------------------------------------------------------
Maximum Sales Charge        3.50%      None                 None
on Purchases (as a % of
offering price)
-------------------------------------------------------------------------
Sales Charge on             None       None                 None
Reinvested Dividends
-------------------------------------------------------------------------
Deferred Sales Charge       None(1)    4% in the first      1% if shares are
(as a % of the lower of                year, declining      redeemed within
the original purchase                  to 1% in the         12 months of
price or redemption                    fifth year and       purchase(2)
proceeds)                              eliminated
                                       thereafter(2)
-------------------------------------------------------------------------
Redemption Fee              None(3)    None(3)              None(3)
-------------------------------------------------------------------------
Exchange Fee                None       None                 None


1. If you invest more than $1 million in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Class A Shares," below.

2. See "How to Buy Shares - Class B Shares" and "How to Buy Shares - Class C Shares," below for more information on the contingent deferred sales charge.

3. There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check or by Automated Clearing House ("ACH") transfer through AccountLink, or for which check writing privileges are used (see "How To Sell Shares").

      Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal and other expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

     The numbers in the chart below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class A shares are Service Plan Fees (the maximum fee is 0.25% of average annual net assets of that class), and for Class B and Class C shares are the Distribution and Service Plan Fee (the maximum service fee is 0.25% of average annual net assets of that class) and the asset-based sales charge of 0.75%. The actual expenses for each class of shares may be more or less, depending on a number of factors, including the actual amount of the assets represented by each class of shares. These plans are described in greater detail in "How to Buy Shares."

     The actual expenses for each class of shares in future years may be more or less, depending on a number of factors, including the actual amount of the assets represented by each class of shares. Class B shares were not publicly offered prior to August 29, 1995. Therefore, "Other Expenses" shown for Class B shares are estimates based on amounts that would have been payable if Class B shares had been outstanding for the fiscal year ended September 30, 1994.


                          Class A      Class B     Class C
                          Shares       Shares      Shares
--------------------------------------------------------------------------
Management Fees           0.50%        0.50%       0.50%
--------------------------------------------------------------------------
12b-1 Distribution        0.25%        1.00%       1.00%
Plan Fees
--------------------------------------------------------------------------
Other Expenses            0.25%        0.74%       0.74%
--------------------------------------------------------------------------
Total Fund Operating      1.00%        2.24%       2.24%
Expenses


      Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown:

                     1 year    3 years      5 years     10 years(1)
--------------------------------------------------------------------------
Class A Shares       $45       $66          $88         $153
--------------------------------------------------------------------------
   Class B Shares    $63       $90          $130        $197
--------------------------------------------------------------------------
Class C Shares       $33       $70          $120        $257

     If you did not redeem your investment, it would incur the following expenses:

Class A Shares       $45       $66          $88         $153
--------------------------------------------------------------------------
Class B Shares       $23       $70          $120        $197
--------------------------------------------------------------------------
Class C Shares       $23       $70          $120        $257

1. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class
B shares into Class A shares after six years. Because of the asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares of the Fund, long-term Class B and Class C shareholders could bear expenses that would be the economic equivalent of more than the maximum front-end sales charge permitted under applicable regulatory requirements. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Class B Shares" for more information.

     These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.



A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

      What Is The Fund's Investment Objective? The Fund's investment objective is to seek a high level of current income exempt from Federal income tax.

      What Does the Fund Invest In? To seek its objective, the Fund will, under normal market conditions, invest at least 80% of its assets in investment-grade Municipal Securities. The Fund may also use hedging instruments and some derivative investments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies," starting on page 10.

      Who Manages the Fund? The Fund's investment advisor is Oppenheimer Management Corporation, which (including a subsidiary) manages investment company portfolios having over $35 billion in assets at June 30, 1995.
The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager, who is employed by the Manager and who is primarily responsible for the selection of the Fund's securities, is Robert E. Patterson. The Fund's Board of Trustees, elected by shareholders, oversees the investment advisor and the portfolio manager. Please refer to "How the Fund is Managed," starting on page 17 for more information about the Manager and its fees.

      How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in municipal bonds are subject to changes in their value from a number of factors such as changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates. These changes affect the value of the Fund's investments and its price per share. In the OppenheimerFunds spectrum, the Fund is generally more conservative than high yield bond funds, but more aggressive than money market funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page 10 for a more complete discussion.

      How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page 22 for more details.

      Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. All classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 3.50%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How To Buy Shares" starting on page 22 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

      How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer, or by writing checks. Please refer to "How To Sell Shares" on page 34. The Fund also offers exchange privileges to other OppenheimerFunds, described in "How to Exchange Shares" on page 36.

      How Has the Fund Performed? The Fund measures its performance by quoting its total return and yield, which measure historical performance. Those returns and yields can be compared to the returns and yields (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad market index, which we have done on page 21. Please remember that past performance does not guarantee future results.



Financial Highlights

The table on this page presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. With the exception of the financial information for the six months ended March 31, 1995 (which is unaudited), this information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended September 30, 1994, is included in the Statement of Additional Information. The information in the table below (except for total return) for the fiscal periods ended September 30, 1987 (from the commencement of operations on November 11, 1986), 1988, and 1989 was audited by the Fund's prior independent auditors. The Fund's Class B shares were not publicly offered during the fiscal year ended September 30, 1994, and thus no information is given below as to Class B shares.

FINANCIAL HIGHLIGHTS

                                                    CLASS A
                                                    -------------------------------------------------------

                                                    YEAR ENDED SEPTEMBER 30,
                                                    1994        1993        1992        1991        1990(3)

PER SHARE OPERATING DATA:
Net asset value, beginning of period              $15.34        $15.09      $14.40       $13.51     $13.57
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .72           .77         .86          .83        .90
Net realized and unrealized
gain (loss) on investments                         (1.00)          .70         .69          .91       (.08)
                                                 --------     --------    --------     --------   --------
Total income (loss) from
investment operations                               (.28)         1.47        1.55         1.74        .82
-----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                                   (.67)         (.75)       (.86)        (.85)      (.88)
Dividends in excess of net
investment income                                   (.09)           --          --           --         --
Distributions from net realized
gain on investments                                   --          (.47)         --           --         --
Distributions in excess of net
realized gain on investments                        (.07)           --          --           --         --
                                                 --------     --------    --------     --------   --------
Total dividends and
distributions to shareholders                       (.83)        (1.22)       (.86)        (.85)      (.88)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $14.23        $15.34      $15.09       $14.40     $13.51
                                                  ======        ======      ======       ======     ======



TOTAL RETURN, AT NET ASSET VALUE(4)                (1.92)%       10.31%      11.10%       13.20%      6.14%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                   $83,456       $70,136     $29,724      $23,675    $20,287
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $79,076       $48,915     $25,153      $22,071    $20,576
-----------------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)                    5,865         4,571       1,970        1,644      1,502
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               5.05%         5.08%       5.87%        5.93%      6.56%
Expenses, before voluntary
assumption by the Manager                           1.00%         1.07%       1.25%        1.35%      1.41%
Expenses, net of voluntary
assumption by the Manager                           N/A           1.05%       1.16%        1.16%       .66%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                            51%           21%         93%          75%       102%



                                               CLASS A                               CLASS C
                                               ----------------------------------    -------------
                                               YEAR ENDED                            PERIOD ENDED
                                               SEPTEMBER 30,                         SEPTEMBER 30,
                                               1989          1988        1987(2)     1994(1)
==========================================================
========================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $13.33       $12.56     $14.00      $15.14
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .98         1.05        .90         .46
Net realized and unrealized
gain (loss) on investments                          .24          .77      (1.44)       (.83)
                                               --------     --------   --------    --------
Total income (loss) from
investment operations                              1.22         1.82       (.54)       (.37)
--------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                                  (.98)       (1.05)      (.90)       (.46)
Dividends in excess of net
investment income                                    --           --         --        (.06)
Distributions from net realized
gain on investments                                  --           --         --          --
Distributions in excess of net
realized gain on investments                         --           --         --        (.07)
                                               --------     --------   --------    --------
Total dividends and
distributions to shareholders                      (.98)       (1.05)      (.90)       (.59)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                   $13.57       $13.33     $12.56      $14.18
                                               ========     ========   ========    ========

==========================================================
========================================
TOTAL RETURN, AT NET ASSET VALUE(4)                9.54%       14.96%     (4.11)%     (2.54)%

==========================================================
========================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                  $19,350      $13,480    $10,228      $8,511
--------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $17,188      $12,220    $11,152      $4,686
--------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)                   1,426        1,011        814         600
--------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              7.09%        8.01%      7.39%(5)    3.77%(5)
Expenses, before voluntary
assumption by the Manager                          1.56%        1.75%      1.95%(5)    2.24%(5)
Expenses, net of voluntary
assumption by the Manager                           .23%         N/A        .40%(5)     N/A
--------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                          180%         148%        98%         51%

(1) For the period from December 1, 1993 (inception of offering) to September 30, 1994.

(2) For the period from November 11, 1986 (commencement of operations) to September 30, 1987.

(3) On April 7, 1990, Oppenheimer Management Corporation became the investment advisor to the Fund.

(4) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(5) Annualized.

(6) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1994 were $68,359,263 and $41,537,773, respectively.

See accompanying Notes to Financial Statements.

                         Financial Highlights
                         -----------------------------------------------------------------------------------------------------------


                                 Class A                                                                Class C
                                 ------------------------------------------------------------------     ----------------------------
                                                                                                        Six Months     Period
                                 Six Months Ended                                                       Ended          Ended
                                 March 31, 1995  Year Ended September 30,                               Mar. 31, 1995  Sept. 30,
                                 (Unaudited)    1994       1993       1992       1991       1990(2)     (Unaudited)    1994(1)
==========================================================
==========================================================
================

Per Share Operating Data:
Net asset value,
beginning of period               $  14.23      $15.34     $15.09     $14.40     $13.51     $13.57       $  14.18      $15.14
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income                  .39         .72        .77        .86        .83        .90            .36         .46
Net realized and unrealized
gain (loss) on investments             .10       (1.00)       .70        .69        .91       (.08)           .10        (.83)
                                  --------     -------    -------    -------    -------    -------       --------      ------
Total income (loss) from
investment operations                  .49        (.28)      1.47       1.55       1.74        .82            .46        (.37)

------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net
investment income                     (.38)       (.67)      (.75)      (.86)      (.85)      (.88)          (.32)       (.46)
Dividends in excess of net
investment income                     --          (.09)        --         --         --         --             --        (.06)
Distributions from
net realized
gain on investments                   --            --       (.47)        --         --         --             --          --
Distributions in
excess of net
realized gain on
investments                           --          (.07)        --         --         --         --             --        (.07)
                                  --------     -------    -------    -------    -------    -------       --------      ------
Total dividends and
distributions to
shareholders                          (.38)       (.83)     (1.22)      (.86)      (.85)      (.88)          (.32)       (.59)

==========================================================
==========================================================
================
Net asset value,
end of period                     $  14.34      $14.23     $15.34     $15.09     $14.40     $13.51       $  14.32      $14.18
                                  ========     =======    =======    =======    =======
=======       ========      ======

==========================================================
==========================================================
================
Total Return, at
Net Asset Value(3)                    3.50%      (1.92)%    10.31%     11.10%     13.20%      6.14%          3.32%      (2.54)%

------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental
Data:
Net assets,
end of period
(in thousands)                    $ 81,512     $83,456    $70,136    $29,724    $23,675    $20,287       $  7,616      $8,511
------------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                    $ 78,758     $79,076    $48,915    $25,153    $22,071    $20,576       $  7,858      $4,686
------------------------------------------------------------------------------------------------------------------------------------
Number of shares
outstanding
at end of period
(in thousands)                       5,685       5,865      4,571      1,970      1,644      1,502            532         600
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average
net assets:
Net investment income                 5.65%(4)    5.05%      5.08%      5.87%      5.93%      6.56%          4.73%(4)
3.77%(4)
Expenses, before
voluntary assumption
by the Manager                         .94%(4)    1.00%      1.07%      1.25%      1.35%      1.41%          1.86%(4)    2.24%(4)
Expenses, net of
voluntary assumption
by the Manager                         N/A         N/A       1.05%      1.16%      1.16%       .66%           N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
rate(5)                                 32%         51%        21%        93%        75%       102%            32%         51%


1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.
2. On April 7, 1990, Oppenheimer Management Corporation became the investment advisor to the Fund.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the six months ended March 31, 1995 were $27,328,472 and $31,507,699, respectively.


See accompanying Notes to Financial Statements.

Investment Objective and Policies

Objective. The Fund's investment objective is to provide a high level of current income exempt from Federal income tax.

Investment Policies and Strategies. The Fund will seek to attain its investment objective by investing, under normal market conditions, at least 80% of its total assets in a portfolio of "investment-grade" (defined below) Municipal Securities. "Investment-grade" are those rated - or are determined by the Manager to be of comparable quality to those rated - within the four highest rating categories of Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Service, Inc. or another rating organization. Municipal Securities in the fourth highest rating category (for example, municipal bonds rated "Baa" and municipal notes rated "MIG 2" by Moody's, and municipal bonds rated "BBB" and municipal notes rated "SP-2" by Standard & Poor's), although of investment grade, may be subject to greater market fluctuations and risks of loss of income and principal than higher-rated Municipal Securities, and may be considered to have speculative characteristics. Although unrated securities are not necessarily of lower quality, the market for them may not be as broad as for rated securities. A reduction in the rating of a security after it is purchased by the Fund will not require its disposition. To the extent that the Fund holds securities that have fallen below investment grade, there is a greater risk that the Fund's receipt of interest income will be impaired and that its net asset value will be affected if the issuers of such securities fail to meet their obligations. See Appendix A to the Statement of Additional Information for a description of the various rating categories.

     Under normal market conditions, no more than 20% of the Fund's total assets will be invested in taxable investments. However, for temporary defensive purposes, the Fund may invest up to 100% of its assets in taxable certificates of deposit and commercial paper and taxable or tax-exempt money market instruments. The Fund may not invest more than 20% of its total assets in private activity municipal securities issued to benefit a private user, the interest on which may be subject to the Federal alternative minimum tax. The Fund may purchase Municipal Securities on a "when-issued" basis and may purchase or sell Municipal Securities on a "delayed delivery" basis. Under normal market conditions, the Fund will maintain a dollar-weighted average portfolio maturity of more than three years but not more than ten years. In calculating maturity, the Fund will consider various factors, including anticipated payments of principal. The Fund may hold securities with maturities of more than ten years provided that under normal circumstances it maintains a dollar-weighted average portfolio maturity as stated above.

      Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

     Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

      Municipal Securities. "Municipal Securities" are municipal bonds, municipal notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other short-term loans, tax-exempt commercial paper and other debt obligations issued by or on behalf of states, the District of Columbia, any commonwealths, territories or possessions of the United States, or their respective political subdivisions, agencies, instrumentalities or authorities, the interest from which is not subject to Federal individual income tax in the opinion of bond counsel to the respective issuer at the time of issue. No independent investigation has been made by the Manager as to the users of proceeds of bond offerings or the application of such proceeds.

     The two principal classifications of Municipal Securities are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source). The Fund may invest in Municipal Securities of both classifications, subject to particular restrictions described below.

     Yields on Municipal Securities vary depending on a variety of factors, including the general condition of the financial markets and of the Municipal Securities market in particular, the size of a particular offering, the maturity of the security and the credit rating of the issuer. Generally, Municipal Securities of longer maturities produce higher current yields but are subject to greater price fluctuation due to changes in interest rates (discussed below), tax laws and other general market factors than are Municipal Securities with shorter maturities. Similarly, lower-rated Municipal Securities generally produce a greater yield than higher-rated Municipal Securities due to the perception of a greater degree of risk as to the ability of the issuer to meet principal and interest obligations. "Investment Objective and Policies" in the Statement of Additional Information contains more information about Municipal Securities.

      Floating Rate/Variable Rate Obligations. Some of the Municipal Securities the Fund may purchase may have variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements. See "Floating Rate/Variable Rate Obligations" in the Statement of Additional Information for more details.

      Inverse Floaters and Derivative Investments. The Fund may invest in variable rate bonds known as "inverse floaters." These bonds pay interest at a rate that varies as the yields generally available on short-term tax-exempt bonds change. However, the yields on inverse floaters move in the opposite direction of yields on short-term bonds in response to market changes. When the yields on short-term tax-exempt bonds go up, the interest rate on the inverse floater goes down. When the yields on short-term tax-exempt bonds go down, the interest rate on the inverse floater goes up. As interest rates rise, inverse floaters produce less current income. Inverse floaters are a type of "derivative security," which is a specially designed investment whose performance is linked to the performance of another security or investment. Some inverse floaters have a "cap" whereby if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund may also invest in municipal derivative securities that pay interest that depends on an external pricing mechanism. Examples are interest rate swaps or caps and municipal bond or swap indices. The Fund anticipates that it would invest no more than 10% of its total assets in inverse floaters.

     The risks of investing in derivative investments include not only the ability of the issuer of the derivative investment to pay the amount due on the maturity of the investment, but also the risk that the underlying security or investment might not perform the way the Manager expected it to perform. That can mean that the Fund will realize less income than expected. Another risk of investing in derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      Municipal Lease Obligations. The Fund may invest in certificates of participation, which are tax-exempt obligations that evidence the holder's right to share in lease, installment loan or other financing payments by a public entity. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed. While some municipal lease securities may be deemed to be "illiquid" securities (the purchase of which would be limited as described below in "Illiquid and Restricted Securities"), from time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Fund's Board of Trustees. See "Municipal Lease Obligations" in the Statement of Additional Information for more details.

      Investments in Taxable Securities and Temporary Defensive Investment Strategy. Under normal market conditions, the Fund may invest up to 20% of its assets in taxable investments, including (i) certain "Temporary Investments" (described in the next paragraph); (ii) hedging instruments (described in "Hedging" below); (iii) repurchase agreements (explained below); and (iv) Municipal Securities issued to benefit a private user ("Private Activity Municipal Securities"), the interest from which may be subject to Federal alternative minimum tax (see "Taxes," below, and "Private Activity Municipal Securities" in the Statement of Additional Information).

     In times of unstable economic or market conditions, the Manager may determine that it is appropriate for the Fund to assume a temporary "defensive" position by investing some or all of its assets (there is no limit on the amount) in short-term money market instruments. These include the taxable obligations described above, U.S. government securities, bank obligations, commercial paper, corporate obligations and other instruments approved by the Fund's Board of Trustees. This strategy would be implemented to attempt to reduce fluctuations in the value of the Fund's assets. The Fund may hold temporary investments pending the investment of proceeds from the sale of Fund shares or portfolio securities, pending settlement of purchases of Municipal Securities, or to meet anticipated redemptions. To the extent the Fund assumes a temporary defensive position, a portion of the Fund's distributions may be subject to Federal and state income taxes and the Fund may not achieve its objective.

      Interest Rate Risk. The values of Municipal Securities will vary as a result of changing evaluations by rating services and investors of the ability of the issuers of such securities to meet their principal and interest payments. Such values will also change in response to changes in interest rates: should interest rates rise, the values of outstanding Municipal Securities will probably decline and (if purchased at principal amount) would sell at a discount; should interest rates fall, the values of outstanding Municipal Securities will probably increase and (if purchased at principal amount) would sell at a premium. Changes in the value of Municipal Securities held in the Fund's portfolio arising from these or other factors will not affect interest income derived from those securities but will affect the Fund's net asset value per share.

     Generally, securities of longer maturities are subject to greater price fluctuations due to changes in interest rates. There are no restrictions on the maturities of the Municipal Securities in which the Fund may invest. The Fund will seek to invest in Municipal Securities that, in the judgment of the Manager, will provide a high level of current income consistent with the Fund's liquidity requirements and conditions affecting the Municipal Securities market.

      Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund ordinarily does not engage in the trading of securities for the purpose of realizing short-term gains, but the Fund may sell securities as the Manager deems advisable to take advantage of differentials in yield to accomplish the Fund's investment objective. The "Financial Highlights" above, show the Fund's portfolio turnover rate during the past fiscal years. While short-term trading increases portfolio turnover, the Fund incurs little or no brokerage costs. Portfolio turnover affects the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gains distributions the Fund pays to shareholders. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below, which involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations designed to reduce some of the risks.

      Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and municipal bond indices, or enter into interest rate swap agreements. These are referred to as "hedging instruments." The Fund may invest in financial futures contracts and related options on those contracts only as a hedge against anticipated interest rate changes, and the Fund does not intend to use hedging instruments for speculative purposes. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

     The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to establish a position in the securities market as a temporary substitute for purchasing individual securities. The Fund may sell a futures contract or a call option on a futures contract or purchase a put option on such futures contract if the Manager anticipates that interest rates will rise, as a hedge against a decrease in the value of the Fund's portfolio securities. If the Manager anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option on a futures contract, or sell a put option on a futures contract, to protect against an increase in the price of securities the Fund intends to buy.

     Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

     - Futures. The Fund may buy and sell financial futures contracts that relate to (1) interest rates (these are referred to as Interest Rate Futures); and (2) municipal bond indices (these are referred to as Municipal Bond Index Futures). These types of Futures are described in "Hedging With Options and Futures Contracts" in the Statement of Additional Information. The Fund may concurrently buy and sell Futures contracts in an attempt to benefit from any outperformance of the Future purchased relative to the performance of the Future sold. The Fund may not enter into futures contracts or purchase related options on futures contracts if immediately after doing so the amount the Fund committed to initial margin plus the amount paid for unexpired options on futures contracts exceeds 5% of the Fund's total assets.

     - Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

     The Fund may buy calls only on debt securities, municipal bond indices, Municipal Bond Index Futures and Interest Rate Futures, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

     The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to (1) debt securities that the Fund owns, (2) Interest Rate Futures held by it, and (3) Municipal Bond Index Futures held by it. The Fund may not sell a put other than a put that it previously purchased.

     The Fund may buy and sell puts and calls only if certain conditions are met: (1) after the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls; (2) calls the Fund buys or sells must be listed on a securities or commodities exchange, or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. (NASDAQ) or in the case of calls on debt securities, traded in the over-the-counter market; (3) each call the Fund writes must be "covered" while it is outstanding: that means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls; (4) the Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised; and (5) a call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

     - Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. The credit risk of an interest rate swap depends on the counterparty's ability to perform.

     Hedging instruments can be volatile investments and may involve special risks. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

     Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, in writing puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. These risks and the hedging strategies the Fund may use are described in greater detail in the Statement of Additional Information.

      Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for such loans. These loans are limited to not more than 5% of the value of the Fund's total assets and are subject to other conditions described in the Statement of Additional Information. The income from such loans, when distributed by the Fund, will be taxable as ordinary income.

      Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments.
Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be publicly sold until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15% if certain state laws are changed or the Fund's shares are no longer sold in those states). Such securities include: (i) repurchase agreements maturing in more than seven days; (ii) securities for which market quotations are not readily-available; and (iii) certain municipal lease obligations that are considered illiquid securities. The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional buyers.

      "When-Issued" and "Delayed Delivery" Transactions. The Fund may purchase Municipal Securities on a "when-issued" basis and may purchase or sell Municipal Securities on a "delayed delivery" basis. When the Fund engages in these transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date. Under the fundamental policy allowing these transactions, when the Fund is the buyer, it will maintain (in a segregated account with its custodian) cash or high-grade Municipal Securities having a total value equal to the amount of the Fund's purchase commitments until payment is made. The Fund will make commitments to buy Municipal Securities on this basis, as a fundamental policy, only with the intention of actually acquiring the securities, but the Fund may sell the securities prior to the settlement date if the sale is considered to be advisable.

      Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into repurchase transactions that will cause more than 25% of the Fund's total assets to be subject to repurchase agreements and will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following: (1) borrow money, except from banks for temporary purposes in amounts not in excess of 5% of the value of the Fund's assets; no assets of the Fund may be pledged, mortgaged or hypothecated other than to secure a borrowing, and then in amounts not exceeding 10% of the Fund's total assets; borrowings may not be made for leverage, but only for liquidity purposes to satisfy redemption requests when liquidation of portfolio securities is considered inconvenient or disadvantageous; however, the Fund may enter into when-issued and delayed delivery transactions as described herein; (2) make loans, except that the Fund may purchase or hold debt obligations, repurchase agreements and other investments and securities it is permitted to own and may lend its portfolio securities and other investments it owns; (3) buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities), if with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own more than 10% of that issuer's voting securities; or (4) invest more than 25% of its total assets in a single industry (although the Fund may invest more than 25% of its assets in a particular segment of the municipal bond market, but will not invest more than 25% of its total assets in industrial revenue bonds in a single industry).

     All of the percentage restrictions described above and elsewhere in the Prospectus apply only at the time the Fund purchases a security and the Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.


How the Fund is Managed

Organization and History. The Fund is one of two diversified investment portfolios or "series" of Oppenheimer Tax-Exempt Fund (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust in 1986.

     The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Trust" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Trust. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Declaration of Trust.

     The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote together on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, which chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities and its fees, and describes the expenses that the Fund pays to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager and its affiliates currently manage investment companies, including other OppenheimerFunds, with assets of more than $35 billion as of June 30, 1995, and with more than 2.6 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

      Portfolio Manager. The portfolio manager of the Fund is Robert E. Patterson, a Senior Vice President of the Manager. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since February, 1992. During the past five years, Mr. Patterson has also served as an officer and portfolio manager for other
OppenheimerFunds.

      Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.500% of the first $100 million of aggregate net assets, 0.450% of the next $150 million, 0.425% of the next $250 million, and 0.400% of aggregate net assets over $500 million. The Fund's management fee for its last fiscal year was 0.500% of average annual net assets for both its Class A and Class C shares.

     The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the investment advisory agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

     There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expense for brokerage. From time to time, it may use brokers when buying portfolio securities. When deciding which brokers to use, the Manager is permitted by the investment advisory agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

      The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of other mutual funds managed by the Manager (the "OppenheimerFunds") and is sub-distributor for funds managed by a subsidiary of the Manager.

      The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund and the other OppenheimerFunds on an "at-cost" basis. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.


Performance of the Fund

Explanation of Performance Terminology. The Fund uses certain terms to illustrate its performance: "total return" and "yield." These terms are used to show the performance of each class of shares separately, because the performance of each class of shares will usually be different, as a result of the different kinds of expenses each class bears. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or a market index, as we have done below.

     It is important to understand that the fund's total returns and yields represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

      Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

     When total returns are quoted for Class A shares, normally they include the payment of the maximum initial sales charge. Total returns may also be quoted "at net asset value," without including the sales charge, and those returns would be reduced if sales charges were deducted. When total returns are shown for a one-year period for Class C shares, they include the effect of the contingent deferred sales charge. Total returns may also be shown based on the change in net asset value, without including the contingent deferred sales charge. Class B shares were not offered during the fiscal year ended September 30, 1994 and thus no total return information is shown for that class.

      Yield. Each Class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. Tax-equivalent yield is the equivalent yield that would be earned in the absence of income taxes. It is calculated by dividing that portion of the yield that is tax-exempt by a factor equal to one minus the applicable tax rate. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class C shares do not reflect the deduction of the contingent deferred sales charge. Class B shares were not publicly offered prior to August 29, 1995, and thus no yield information is shown for that class.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended September 30, 1994, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      Management's Discussion of Performance. During the past fiscal year, the Fund's performance was affected by aggressive increases in short-term interest rates by the Federal Reserve Board, which caused a decline in the overall price of municipal bonds. The Manager emphasized essential service issues, diversified by market sector and by state, as well as on bonds offering significant call protection, which prevents the issuer of the bond from calling or redeeming it before maturity.

      Comparing the Fund's Performance to the Market. The chart below shows the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 1994; in the case of Class A shares, from the commencement of operation on November 11, 1986, and in the case of Class C shares, from the inception of the class on December 1, 1993, with all dividends and capital gains distributions reinvested in additional shares. The graph reflects the deduction of the 3.50% maximum initial sales charge on Class A shares and the maximum 1.0% contingent deferred sales charge on Class C shares.

     The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment grade municipal bonds, widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the index data does not take into account portfolio maturity, nor does it reflect any assessment of the risk of the investments included in the index.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Intermediate Tax-Exempt Fund (Class A) and Lehman Bros. Muni Bond Index

                                  [graph]

Average Annual Total Returns of Class A Shares of the Fund at 9/30/941
1 Year         5 Years         Life
----------------------------------------------------------------------
-5.32%         6.87%           6.83%


Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Intermediate Tax-Exempt Fund (Class C) and Lehman Bros. Muni Bond Index

                                  [graph]

Cumulative Total Returns of Class C Shares of the Fund at 9/30/942
Life
------------------------------------------------------------------
-3.46%

1The inception date of the Fund (Class A shares) was 11/11/86. The average annual total returns and the ending account value for Class A shares in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 3.50% maximum initial sales charge.
2Class C shares of the Fund were first publicly offered on 12/1/93. The cumulative total returns and the ending account value for Class C shares in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 1.0% contingent deferred sales charge.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.



A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and may likely have different share prices.

      Class A Shares. When you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more OppenheimerFunds, you will not pay any initial sales charge, but if you sell any of those shares within 18 months after your purchase, you may pay a contingent deferred sales charge, which will vary depending on the amount you invested.

      Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years, you will normally pay a contingent deferred sales charge that varies depending on how long you have owned your shares. As described below, the Fund automatically converts Class B shares into Class A shares after six years. It is described below. Long-term Class B shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations, because of the effect of the asset-based sales charge and contingent deferred sales charge. The automatic conversion of Class B shares to Class A Shares is designed to minimize the likelihood that this will occur.

      Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest, how long you plan to hold your investment, and whether you anticipate exchanging your shares for shares of other OppenheimerFunds (not all of which currently offer Class B or Class C shares). If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class you invest in. The discussion below of he factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

     The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The assumptions we have made in assessing the factors to consider in purchasing a particular class of shares assume that you will purchase only one class, and not a combination of different classes.

      How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on shares of Class B or C for which no initial sales charge is paid.

     - Investing for the Short Term. If you have a short term investment horizon (that is, you plan to hold your shares less than five years), you should probably consider purchasing Class C shares rather than Class A or Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000) because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $1000,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might not be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

     And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or purchase orders of $1 million or more of Class C shares, respectively from a single investor. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

     - Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

      Are There Differences in Account Features That Matter to You? Because some account features may not be available for Class B or Class
C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, Checkwriting privileges are not available for class B or Class C shares. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by that class, such as the asset-based sales charge, as described below and in the Statement of Additional Information.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

     With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

     There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other OppenheimerFunds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

      How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

      Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

      Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares.

      Payment by Federal Funds Wire. Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire, and to receive further instructions.

      Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member, to transmit funds electronically to purchase shares, to send redemption proceeds, and to transmit dividends and distributions. Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from days in ACH transmissions. You must request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

      Asset Builder Plans. You may purchase shares of the Fund (and up to four other OppenheimerFunds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

      At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

     If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                               Front-End       Front-End
                               Sales Charge    Sales Charge    Commission
                               as a            as a            as
                               Percentage      Percentage      Percentage
                               of Offering     of Amount       of Offering
Amount of Purchase             Price           Invested        Price
-----------------------------------------------------------------------
Less than $100,000             3.50%           3.63%           3.00%
-----------------------------------------------------------------------
$100,000 or more but less      3.00%           3.09%           2.50%
than $250,000
-----------------------------------------------------------------------
$250,000 or more but less      2.50%           2.56%           2.00%
than $500,000
-----------------------------------------------------------------------
$500,000 or more but less      2.00%           2.04%           1.50%
than $1 million

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

      Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more OppenheimerFunds aggregating $1 million or more. However, the Distributor pays dealers of record commissions on such purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of share purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million that were not previously subject to a front-end sales charge and dealer commission.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the aggregate net asset value of either (1) the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all OppenheimerFunds you purchased subject to the Class A contingent deferred sales charge. In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

      Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

      Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can cumulate shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A shares of the Fund and Class A and Class B shares of other OppenheimerFunds to reduce the sale charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of other OppenheimerFunds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold that investment in one of the OppenheimerFunds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The OppenheimerFunds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      Letter of Intent.  Under a Letter of Intent, if you purchase Class
A and Class B shares of the Fund and Class A and Class B shares of other OppenheimerFunds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

      Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

     - the Manager or its affiliates;

     - present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

     - registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

     - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

     - employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children); and

     - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients.

     Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

     - shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party
     - shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other OppenheimerFunds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor
     - shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

     The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value described above and is also waived if shares are redeemed in the following cases: (1) for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans ("Retirement Plans"), (2) to return excess contributions made to Retirement Plans, (3) to make Automatic Withdrawal Plan payments that are limited to no more than 12% of the original account value annually, (4) involuntary redemptions of shares by operation of law or under the procedures set forth in the Fund's Declaration of Trust or adopted by the Board of Trustees, and (5) Class A shares that would otherwise be subject to the Class A contingent deferred sales charge are redeemed, but at the time the purchase order for your shares was placed, the dealer agreed to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and that no further commission would be payable if the shares were redeemed within 18 months of purchase).

      Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

   Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 5 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 5 years, and (3) shares held the longest during the 5-year period.

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                       Contingent Deferred
                                       Sales Charge
Years Since Beginning of Month in      On Redemptions in That Year
which Purchase Order Was Accepted      (As % of Amount Subject to Charge)
-----------------------------------------------------------------------
0-1                                    4.0%
-----------------------------------------------------------------------
1-2                                    3.0%
-----------------------------------------------------------------------
2-3                                    2.0%
-----------------------------------------------------------------------
3-4                                    2.0%
-----------------------------------------------------------------------
4-5                                    1.0%
-----------------------------------------------------------------------
5 and following                        None


In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      Waivers of Class B Sales Charge. The Class B contingent deferred sales charge will be waived if the shareholder requests it for any of the following redemptions:

     - to make distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary which occurred after the account was opened;

     - redemptions from accounts other than Retirement Plans following the death or disability of the shareholder (the disability must have occurred after the account was established and you must provide evidence of a determination of disability by the Social Security Administration),

     - to make returns of excess contributions to Retirement Plans, and

     - to make distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request).

     The contingent deferred sales charge is also waived on Class B shares in the following cases: (i) shares sold to the Manager or its affiliates;
(ii) shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; (iii) shares issued in plans of reorganization to which the Fund is a party; and (iv) shares redeemed in involuntary redemptions as described below. Further details about this policy are contained in "Reduced Sales Charges" in the Statement of Additional Information.

      Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

      Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for its services in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class B expenses by 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale. The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments are at a fixed rate which is not related to the Distributor's expense. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B shares.

     If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or the asset-based sales charge to the Distributor as to shares sold before the Plan was terminated.

Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

      Waivers of Class C Sales Charge. The Class C contingent deferred sales charge will be waived if the shareholder requests it for any of the redemptions or circumstances described above under "Waivers of Class B Sales Charge."

      Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale is 1.00% of the purchase price.

     The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class C shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class C shares, including compensating personnel of the Distributor who support distribution of Class C shares.

     The Distributor retains the asset-based sales charge during the first year shares are outstanding. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for certain expenses it incurred before the plan was terminated.


Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions, including purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

     AccountLink privileges must be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

      Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal
Identification Number (PIN), by calling the special PhoneLink number:
1-800-533-3310.

     - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

     - Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

     - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis:

      Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

      Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other OppenheimerFunds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other OppenheimerFunds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other OppenheimerFunds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. A realized gain on the redemption is taxable, and the reinvestment will not alter any capital gains tax payable on that gain.
If there has been a loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount reinvested in the Fund. Please consult the Statement of Additional Information for more details.



How to Sell Shares

     You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's Checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

      Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

     - You wish to redeem more than $50,000 worth of shares and receive a check
     - The check is not payable to all shareholders listed on the account statement
     - The check is not sent to the address of record on your statement
     - Shares are being transferred to a Fund account with a different owner or name
     - Shares are redeemed by someone other than the owners (such as an Executor)

      Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

     - Your name
     - The Fund's name
     - Your Fund account number (from your account statement)
     - The dollar amount or number of shares to be redeemed
     - Any special payment instructions
     - Any share certificates for the shares you are selling, and
     - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
Oppenheimer Shareholder Services
P.O. Box 5270,
Denver, Colorado 80217

Send courier or Express Mail requests to:
Oppenheimer Shareholder Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held under a share certificate by telephone.

     - To redeem shares through a service representative, call 1-800-852-
8457
     - To redeem shares automatically on PhoneLink, call 1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that account.

      Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, once in each 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

      Telephone Redemptions Through AccountLink or by Wire. Shareholders may have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Selling Shares by Wire. You may request that redemption proceeds of $2,500 or more be wired to a previously designated account at a commercial bank that is a member of the Federal Reserve wire system. The wire will normally be transmitted on the next bank business day after the redemption of shares. To place a wire redemption request, call the Transfer Agent at 1-800-525-7048. There is a $10 fee for each wire.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner.

     - Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.

     - Checkwriting privileges are not available for accounts holding Class B or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.

     - Checks must be written for at least $100.

     - Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.

     - You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.

     - Don't use your checks if you changed your Fund account number.

     The Fund will charge a $10 fee for any check that is not paid because
(1) the owners of the account told the Fund not to pay the check, or (2) the check was for more than the account balance, or (3) the check did not have the proper signatures or (4) the check was written for less than $100.



How to Exchange Shares

     Shares of the Fund may be exchanged for shares of certain
OppenheimerFunds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

     - Shares of the fund selected for exchange must be available for sale in your state of residence
     - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
     - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
     - You must meet the minimum purchase requirements for the fund you purchase by exchange
     - Before exchanging into a fund, you should obtain and read its prospectus

     Shares of a particular class may be exchanged only for shares of the same class in the other OppenheimerFunds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the OppenheimerFunds offer the same classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain OppenheimerFunds offer Class A, Class B and/or Class C shares, and a list can be obtained by calling the Distributor at 1-800-525-7048. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:

      Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

      Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of OppenheimerFunds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

     There are certain exchange policies you should be aware of:

     - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

     - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

     - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

     - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

     The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.



Shareholder Account Rules and Policies

      Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange on each regular business day The New York Stock Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Trust's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, obligations for which market values cannot be readily obtained, and call options and hedging instruments. These procedures are described more completely in the Statement of Additional Information.

      The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

      The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise it will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

      Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

      The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

      Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

      Involuntary redemptions may be made if the account value has fallen below $1,000 for reasons other than the fact that the market value of shares has dropped, and in some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

      The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A and Class C shares.

      To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report and updated prospectus to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.



Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income each regular business day and pays those dividends to shareholders monthly on a date selected by the Board of Trustees. Dividends paid on Class A shares generally are expected to be higher than for Class B or Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

     During the Fund's fiscal year ended September 30, 1994, the Fund sought to pay distributions to shareholders at a targeted level per Class A share each month, to the extent that target was consistent with the Fund's net investment income and other distributable income sources, although the amount of distributions could vary from time to time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by that Class. The Board of Trustees could change that targeted level at any time, and there is otherwise no fixed dividend rate. The Fund was able to pay dividends at the targeted level from net investment income and other distributable income, without any material impact on the Manager's portfolio management practices or on the Fund's net asset value per share. There can be no assurance as to the payment of any dividends or the realization of any capital gains.

Capital Gains. Although the Fund does not seek capital gains, the Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions annually in December out of any net short-term or long-term capital gains. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. If net capital losses are realized in any year, they are charged against the principal and not against net investment income, which is distributed regardless of capital gains or losses. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. You have four options:

      Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
      Reinvest Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
      Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
      Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in another OppenheimerFunds account you have established.

Taxes.   Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. Dividends paid from short-term capital gains are taxable as ordinary income. Dividends paid from net investment income earned by the Fund on Municipal Securities will be excludable from your gross income for federal income tax purposes. A portion of the dividends paid by the Fund may be an item of tax preference if you are subject to alternative minimum tax. Distributions are subject to federal income tax and may be subject to state or local taxes. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

      "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a dividend or a taxable capital gain.

      Taxes on Transactions: Even though the Fund seeks tax-exempt income for distribution to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

      Returns of Capital: In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

     This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                        APPENDIX TO PROSPECTUS OF
                 OPPENHEIMER INTERMEDIATE TAX-EXEMPT FUND

     Graphic material included in Prospectus of Oppenheimer Intermediate Tax-Exempt Fund: "Comparison of Total Return of Oppenheimer Intermediate Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index - Change in Value of a $10,000 Hypothetical Investment"

     A linear graph will be included in the Prospectus of Oppenheimer Intermediate Tax-Exempt Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's class A shares, that graph will cover the period from the commencement of the Fund's operations (11/11/86) through 9/30/94 and in the case of the Fund's Class C shares will cover the period from the inception of the class (December 1, 1993) through September 30, 1994. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the Lehman Brothers Municipal Bond Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Lehman Brothers Municipal Bond Index, is set forth in the Prospectus under "How Has the Fund Performed - Management's Discussion of Performance."


Fiscal Year        Oppenheimer Intermediate      Lehman Brothers
(Period) Ended     Tax-Exempt Fund A             Municipal Bond Index

11/11/86           $9,650                        $10,000
9/30/87            $9,253                        $9,690
9/30/88            $10,638                       $10,948
9/30/89            $11,652                       $11,898
9/30/90            $12,368                       $12,707
9/30/91            $14,000                       $14,383
9/30/92            $15,553                       $15,886
9/30/93            $17,111                       $16,698
9/30/94            $16,831                       $16,291


Fiscal             Oppenheimer Intermediate      Lehman Brothers
Period Ended       Tax-Exempt Fund C             Municipal Bond Index

12/1/93            $10,000                       $10,000
9/30/94            $9,655                        $9,824

Oppenheimer Intermediate Tax-Exempt Fund
3410 South Galena Street
Denver, Colorado  80231
1-800-525-7048

Investment Advisor
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
1560 Broadway
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado  80202


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information and, if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

PR0860.001.0895    Printed on Recycled Paper